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                                   EXHIBIT 1


Purchaser                    Social Security / EIN Number    Number of Shares
---------                    ----------------------------    ----------------
J. Francis Lavelle                    ###-##-####                 233,333
c/o The Nassau Group, Inc.
18 Kings Highway North
Westport, CT 06880

The Nassau Group, Inc.                ###-##-####                 162,500
SEP FBO J. Francis Lavelle
18 Kings Highway North
Westport, CT 06880

R. Scott Asen                         ###-##-####                 537,500
c/o Asen and Company
224 East 49th Street
New York, NY 10017

NMBM Investment Group                 06-139-8562                 250,000
c/o Gilder, Gagnon, Howes
  & Co. L.L.D.
1775 Broadway
New York, New York   10019

J. Graham Russell                     ###-##-####                  83,333
214 Madison Street
Denver, Colorado   80206

AB Associates LP                      ###-##-####                 250,000
c/o Asen and Company
224 East 49th Street
New York, NY 10017

Asen & Co., Inc. FBO                  ###-##-####                  33,333
SDFJ, Inc.
c/o Asen and Company
224 East 49th Street
New York, NY 10017

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Dean Witter Reynolds             ###-##-####           16,666
  C/F David V. Foster
  IRA Rollover DTD 2/17/95
c/o Asen and Company
224 East 49th Street
New York, NY 10017

Victoria Street                  ###-##-####           16,666
c/o Asen and Company
224 East 49th Street
New York, NY 10017

Woodmere Court Investments             N/A             33,333
c/o Asen and Company
224 East 49th Street
New York, NY 10017

Nicole Miller and                ###-##-####            16,666
 Kim Taipale                     ###-##-####
c/o Asen and Company
224 East 49th Street
New York, NY 10017

Gregory A. Beard                 ###-##-####            33,333
c/o Asen and Company
224 East 49th Street
New York, NY 10017
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